UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2016

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor Chester Road Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 19, 2016, Lincoln National Corporation (the “Company”) announced the early tender results of its previously announced cash tender offers (the “Tender Offers”) for certain outstanding series of senior notes of the Company, and the upsizing of the previously announced cash tender offer for the Company’s 8.75% Senior Notes due 2019.

Additionally, on December 19, 2016, the Company announced the pricing terms of the Tender Offers.

Copies of the press releases are attached as Exhibits 99.1 and 99.2 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 19, 2016

99.2	Press Release, dated December 19, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

/s/ Randal J. Freitag
By:	Randal J. Freitag
Title:	Executive Vice President and Chief Financial Officer

Dated: December 19, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 19, 2016

99.2	Press Release, dated December 19, 2016